VIDIN SUM SUP-1 082012
Summary Prospectus Supplement dated August 20, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:
Invesco V.I. Diversified Income Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Chuck Burge	Portfolio Manager	2009
John Craddock	Portfolio Manager	2010
Darren Hughes	Portfolio Manager	2006
Scott Roberts	Portfolio Manager	2012”
VIDIN SUM SUP-1 082012